UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[X]

Filed by Party other than the Registrant	[ ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[X]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ECOLOCAP SOLUTIONS INC.
 (Exact name of Registrant as specified in its charter.)

Commission File number 000-51213

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

ECOLOCAP SOLUTIONS INC.
1250, S. Grove Avenue
Barrington, Illinois 60010
866-479-7041

November 9, 2009

To Our Stockholders:

On behalf of the Board of Directors and management of Ecolocap Solutions Inc., I cordially invite you to attend a Special Meeting of Ecolocap's stockholders to be held on Monday, November 30, 2009, at 10:00 a.m., local time, at 1250 S. Grove Avenue, Barrington, Illinois 60010.

The matter to be considered at the meeting is:

An amendment to the Company's Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from one hundred  million (100,000,000) to five hundred million (500,000,000), par value $0.001 per share.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the pre-addressed return envelope provided or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

Sincerely,

MICHAEL SIEGEL
President

ECOLOCAP SOLUTIONS INC.
1250, S. Grove Avenue
Barrington, Illinois 60010
866-479-7041

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of ECOLOCAP SOLUTIONS INC. (the “Company”) will be held on Monday, November 30, 2009, at 10:00 a.m., local time, at 1250 S. Grove Avenue, Barrington, Illinois 60010, for the purpose of considering and acting upon the following proposal:

An amendment to the Company's Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from one hundred  million (100,000,000) shares to five hundred million (500,000,000) shares, par value $0.001 per share ("Share Increase Amendment").

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on November 9, 2009, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By Order of the Board of Directors

MICHAEL SIEGEL
Michael Siegel, President
November 9, 2009

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the pre-addressed return envelope enclosed, or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

ECOLOCAP SOLUTIONS INC.
1250 S. Grove Avenue
Barrington, Illinois 60010
866-479-7041

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 30, 2009

GENERAL INFORMATION

Information About the Special Meeting

A Special Meeting of Shareholders of Ecolocap Solutions Inc. (the “Company”) will be held on Monday, November 30, 2009, at 10:00 a.m., local time, at 1250 S. Grove Avenue, Barrington, Illinois 60010.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Ecolocap’s Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Ecolocap Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting us at (866) 479-7041. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about November 9, 2009, we began mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on November 9, 2009.

Matters to be Voted on at the Special Meeting

We will be voting on one matter.  The matter to be voted on is an amendment of our Articles of Incorporation to increase the number of authorized shares of Common Stock from one hundred million (100,000,000) to five hundred million (500,000,000), par value $0.001 per share ("Share Increase Amendment").

The Board recommends that you vote FOR the Share Increase Amendment.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card promptly using the pre-addressed return envelope to 1250 S. Grove Avenue, Barrington, Illinois 60010. or give your proxy by scanning and emailing it to ms@ecolocap.com  or faxing it to 1-847-919-8440.   If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendment.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to us prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each one of Ecolocap’s shares of Common Stock is entitled to one vote. As of the record date, November 9, 2009, there were 98,563,739 shares of Common Stock outstanding. There were no shares of Ecolocap Preferred Stock outstanding. A majority of the outstanding shares of Common Stock must approve of the proposal in order for it to pass.

Information Regarding Tabulation of the Vote

Ecolocap will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by a majority of the outstanding shares of Common Stock outstanding will be required to approve the amendment to increase in the authorized shares of Common Stock from one hundred million (100,000,000) shares to five hundred million (500,000,000) shares.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of November 9, 2009, there were approximately 150 holders of record of outstanding shares of Common Stock (excluding beneficial owners in “street names”).

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Ecolocap in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to Ecolocap.

Costs of Proxy Solicitation

Ecolocap will pay all the costs of soliciting these proxies except for the costs of returning your proxy card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Ecolocap. Ecolocap will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

INFORMATION ABOUT ECOLOCAP COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of November 9, 2009 of each officer and director and by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of Common and/or Preferred Stock.

Name and Address	Number of	Options and
Beneficial Owner	Shares	Warrants	Total	Percent*

Michael Siegel	21,570,000	0	21,570,000	21.88
1250 S. Grove Avenue
Barrington, Illinois 60010

Robert Egger, Jr.	2,700,000	0	2,700,000	2.74
1250 S. Grove Avenue
Barrington, Illinois 60010

Claude Pellerin	0	200,000	200,000	0.20
1250 S. Grove Avenue
Barrington, Illinois 60010

Albert Beerli	1,500,000	100,000	1,600,000	1.62
1250 S. Grove Avenue
Barrington, Illinois 60010

Mark Lawson	0	0	0	0
1250 S. Grove Avenue
Barrington, Illinois 60010

Michel St-Pierre	500,000	700,000	1,200,000	1.22
1250 S. Grove Avenue
Barrington, Illinois 60010

Jeung Kwak	26,500,000	0	26,500,000	26.89
1250 S. Grove Avenue
Barrington, Illinois 60010

Tri Vu Truong (1)	4,250,000	0	4,250,000	4.31
1250 S. Grove Avenue
Barrington, Illinois 60010

All officers and directors as	57,020,000	1,000,000	58,020,000	58.86
a group (8 Individuals)

Bradley Snower	5,400,000	0	5,400,000	5.48

*         Assumes all warrants will be exercised.

(1)	Includes 3,500,000 shares of common stock owned by United Best Technologies Ltd., which Dr. Truong owns and controls.

THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from one hundred  million (100,000,000) shares to five hundred fifty million (500,000,000) shares, par value $0.001 per share. The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the Share Increase Amendment.

REASONS FOR THE AMENDMENT

We are currently authorized to issue 100,000,000 shares of Common Stock. Currently, there are 98,563,739 shares of Common Stock outstanding.  We intend to convert certain outstanding loans to shares of common stock.  Based upon our information, we believe that the loans will be converted in consideration of 5,937,045 restricted shares of common stock.  We currently do not have enough authorized shares of common stock to issue in the event of conversion of the outstanding loans to common stock.  It is in our best interest to convert the debt to equity in that it will eliminate debt in the amount of $777,990.  Other than the plan to issue shares to convert the debt to shares of common stock, we have no plans or arrangements to issue any additional shares of common stock.

More generally, the increase in the authorized number of shares of Common Stock will enable us to engage in (i) possible future financings and (ii) such other corporate purposes as the Board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under possible new benefit plans.

After the increase in the authorized number of shares of Common Stock, there will be available for issuance, 401,436,261 shares of our Common Stock. The par value of our Common Stock will remain $0.001 per share. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of common stock. The Share Increase Amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock would remain unchanged under the Share Increase Amendment.

Certain Effects of the Amendment

The increase in authorized shares of Common Stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of shares of our common stock.

The holders of shares of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. Accordingly, the issuance of additional shares of our Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed amendment to the Articles of Incorporation does not change the terms of the Common Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the Common Stock. Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If approved by stockholders, it is anticipated that the amendment to the Articles of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State for the State of Nevada, which filing is expected to occur as soon as practicable after the Special Meeting.

The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to five hundred million (500,000,000) shares.

By Order of the Board of Directors

MICHAEL SIEGEL
Michael Siegel, President
November 9, 2009

SPECIAL MEETING OF STOCKHOLDERS OF
 ECOLOCAP SOLUTIONS INC.

November 30, 2009

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED RETURN ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. ALTERNATIVELY, YOU MAY SCAN AND EMAIL IT TO ms@ecolocap.com  OR FAX IT TO 1-847-919-8440.

______________________________________________________________________________

THE PROPOSAL

Amend ECOLOCAP SOLUTIONS INC.'s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 500,000,000 shares of Common Stock, par value $0.001 per share.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date	Signature of Joint Stockholder	Date

Note:

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.